Exhibit 32.2 Section 906 CFO Certification

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this report on Form 10-Q for the quarter ended April 5, 2006 (the "Report") by Pomeroy IT Solutions, Inc., the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pomeroy IT Solutions, Inc.


          May 15, 2006                    /s/  Kevin G. Gregory
                                          ----------------------
                                          Kevin G. Gregory
                                          Senior Vice President and
                                          Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Pomeroy IT Solutions, Inc. and will be retained by Pomeroy IT Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.